UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 1, 2016

SYSCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX	77077-2099
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into Material Definitive Agreement.

On April 1, 2016, Sysco Corporation (“Sysco”) issued $500,000,000 aggregate principal amount of its 1.90% Senior Notes due 2019 (the “2019 Notes”), $500,000,000 aggregate principal amount of its 2.50% Senior Notes due 2021 (the “2021 Notes”), $1,000,000,000 aggregate principal amount of its 3.30% Senior Notes due 2026 (the “2026 Notes”) and $500,000,000 aggregate principal amount of its 4.50% Senior Notes due 2046 (the “2046 Notes” and, together with the 2019 Notes, the 2021 Notes and the 2026 Notes, the “Notes”). The Notes were sold in an underwritten public offering pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated March 22, 2016, among Sysco, the Guarantors named on Schedule I thereto (the “Guarantors”), and Goldman, Sachs & Co., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and TD Securities (USA) LLC, as representatives of the several underwriters listed in Schedule II thereto (the “Underwriters”), previously filed with the Securities and Exchange Commission.

Sysco intends to use the net proceeds from the offering to pay a portion of the purchase price for the acquisition of Cucina Lux Investments Limited, the holding company for Brakes Group, a leading European foodservice distributor with operations in the United Kingdom, Ireland, France, Sweden, Spain, Belgium and Luxembourg (the “Brakes Group acquisition”), which includes repayment of approximately $2.3 billion of indebtedness of Brakes Group. Consummation of the Brakes Group acquisition is subject only to conditions relating to required antitrust approvals, and the share sale and purchase agreement governing the transaction generally requires each party to use its reasonable best endeavors to obtain such approvals and to consummate the Brakes Group acquisition.

The Notes are being offered and sold under a Registration Statement on Form S-3 (Registration No. 333-206568) and are described in a Prospectus Supplement dated March 22, 2016. The notes initially are fully and unconditionally guaranteed by Sysco’s direct and indirect wholly owned subsidiaries that guarantee Sysco’s other senior notes issued under the indenture governing the Notes or any of Sysco’s other indebtedness. Interest on the 2019 Notes and the 2046 Notes will be paid semi-annually on April 1 and October 1, beginning October 1, 2016. Interest on the 2021 Notes and the 2026 Notes will be paid semi-annually on January 15 and July 15, beginning July 15, 2016. The terms of the 2019 Notes are more fully described in the Twenty-Sixth Supplemental Indenture, the terms of the 2021 Notes are more fully described in the Twenty-Seventh Supplemental Indenture, the terms of the 2026 Notes are more fully described in the Twenty-Eighth Supplemental Indenture, and the terms of the 2046 Notes are more fully described in the Twenty-Ninth Supplemental Indenture, each dated as of April 1, 2016 (the “Supplemental Indentures”), among Sysco, as Issuer, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”). The Supplemental Indentures were entered into in accordance with the provisions of the Indenture dated as of June 15, 1995 between Sysco and the Trustee, as amended and supplemented by the Thirteenth Supplemental Indenture dated as of February 17, 2012 among Sysco, the Guarantors and the Trustee.

At Sysco’s option, any or all of the Notes may be redeemed, in whole or in part, at any time prior to maturity. If Sysco elects to redeem (i) the 2019 Notes at any time, (ii) the 2021 Notes before the date that is one month prior to the maturity date, (iii) the 2026 Notes before the date that is three months prior to the maturity date or (iv) the 2046 Notes before the date that is six months prior to the maturity date, Sysco will pay an amount equal to the greater of 100% of the principal amount of the Notes to be redeemed or the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed. If Sysco elects to redeem a series of Notes on or after the applicable date described in the preceding sentence, Sysco will pay an amount equal to 100% of the principal amount of the Notes to be redeemed. Sysco will pay accrued and unpaid interest on the notes redeemed to the redemption date.

If the Brakes Group acquisition has not closed by March 31, 2017 or if the Brakes Group acquisition agreement is terminated on or prior to March 31, 2017, Sysco will be required to redeem the 2019 Notes and the 2021 Notes in whole, at a redemption price equal to 101% of the aggregate principal amount of such series of Notes, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to, but not including, the date of special mandatory redemption.

The foregoing descriptions of the Supplemental Indentures and the terms of the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Supplemental Indentures and the forms of the Notes, which are filed as exhibits to this Current Report on Form 8-K.

Item 1.02	Termination of a Material Definitive Agreement.

On April 1, 2016, Sysco provided an unconditional notice of its termination, effective as of April 6, 2016, of the £1,725,000,000 bridge term loan agreement (the “Bridge Term Loan Agreement”), dated March 14, 2016, among Sysco, Deutsche Bank AG Cayman Islands Branch, as Administrative Agent, and the lenders party thereto, following the receipt of the net proceeds of the offering of the Notes described in Item 1.01 of this report. The Bridge Term Loan Agreement provided for a 364-day senior unsecured bridge term loan pursuant to which, subject to the terms and conditions set forth therein, Sysco could have borrowed up to £1,725,000,000 as a term loan upon (or substantially contemporaneously with) the closing of the Brakes Group acquisition to fund the Brakes Group acquisition, refinance certain indebtedness of Brakes Group and pay related fees and expenses.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Twenty-Sixth Supplemental Indenture dated as of April 1, 2016 among Sysco, the Guarantors and the Trustee relating to the 2019 Notes

4.2	Form of 1.90% Senior Note due April 1, 2019 (included as Annex A to Exhibit 4.1 above)

4.3	Twenty-Seventh Supplemental Indenture dated as of April 1, 2016 among Sysco, the Guarantors and the Trustee relating to the 2021 Notes

4.4	Form of 2.50% Senior Note due July 15, 2021 (included as Annex A to Exhibit 4.3 above)

4.5	Twenty-Eighth Supplemental Indenture dated as of April 1, 2016 among Sysco, the Guarantors and the Trustee relating to the 2026 Notes

4.6	Form of 3.30% Senior Note due July 15, 2026 (included as Annex A to Exhibit 4.5 above)

4.7	Twenty-Ninth Supplemental Indenture dated as of April 1, 2016 among Sysco, the Guarantors and the Trustee relating to the 2046 Notes

4.8	Form of 4.50% Senior Note due April 1, 2046 (included as Annex A to Exhibit 4.7 above)

5.1	Opinion of Bracewell LLP

23.1	Consent of Bracewell LLP (included in Exhibit 5.1 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: April 1, 2016	By:	/s/ Russell T. Libby
Russell T. Libby
Executive Vice President, Administration and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Twenty-Sixth Supplemental Indenture dated as of April 1, 2016 among Sysco, the Guarantors and the Trustee relating to the 2019 Notes

4.2	Form of 1.90% Senior Note due April 1, 2019 (included as Annex A to Exhibit 4.1 above)

4.3	Twenty-Seventh Supplemental Indenture dated as of April 1, 2016 among Sysco, the Guarantors and the Trustee relating to the 2021 Notes

4.4	Form of 2.50% Senior Note due July 15, 2021 (included as Annex A to Exhibit 4.3 above)

4.5	Twenty-Eighth Supplemental Indenture dated as of April 1, 2016 among Sysco, the Guarantors and the Trustee relating to the 2026 Notes

4.6	Form of 3.30% Senior Note due July 15, 2026 (included as Annex A to Exhibit 4.5 above)

4.7	Twenty-Ninth Supplemental Indenture dated as of April 1, 2016 among Sysco, the Guarantors and the Trustee relating to the 2046 Notes

4.8	Form of 4.50% Senior Note due April 1, 2046 (included as Annex A to Exhibit 4.7 above)

5.1	Opinion of Bracewell LLP

23.1	Consent of Bracewell LLP (included in Exhibit 5.1 above)